UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2026

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 6, 2026, pursuant to Article III of the Amended and Restated Bylaws of ePlus inc. (the “Company”), the Board of Directors (the “Board”) of the Company increased the size of the Board from eight to nine directors and appointed John M. Lutz, 64, to the Board, filling the vacancy.  Mr. Lutz’s term will continue until the Company’s next Annual Meeting of Shareholders and until his successor is elected and qualified.  Mr. Lutz was also appointed to both the Audit Committee and the Compensation Committee of the Board. There are no family relationships between Mr. Lutz and any director or executive officer of the Company and there are no transactions in which Mr. Lutz has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

The Board further affirmatively determined that Mr. Lutz is an independent director within the meaning of the applicable Nasdaq Marketplace Rules.  Mr. Lutz will be compensated for his service as a director in accordance with the Company’s current compensation program for independent members of the Board, with a pro-rata adjustment for his initial partial-year service on the Board, including a pro-rata restricted stock grant pursuant to the ePlus 2024 Non-Employee Director Long-Term Incentive Plan. Such compensation program is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on July 28, 2025, under the heading “Director Compensation."

A copy of the press release issued by the Company on July 6, 2026, announcing the appointment of Mr. Lutz is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press release dated July 6, 2026, issued by ePlus inc.

104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: July 6, 2026